Questions and Answers

Income Statement

1.Could you share why there is A/R growth with a decline in Sales?

Reply: The decrease in Revenue was primarily attributable to the decrease in our revenue from systems development and integration with revenue decreasing from $6,210,065 for the three months ended March 31, 2020 to $34,077 for the three months ended March 31, 2021.

The Accounts receivable increased to $1,285,191 as of March 31, 2021 from $599,436 as of December 31, 2020, mainly due to the some Revenue systems maintenance yet to be settled by customers, which the sales occurred in first Quarter, 2021.

2.In the 4q20 filing, the company stated there was no more amortization to deduct in future quarters. However in the 1q21 filing, there was a usd90k amortization expense. With this in mind, I didn’t see an acquisition in the 1q21 filing, so am curious if this is a mistake in either the 4q20 or 1q21 filings. Could you assist to clarify?

Reply: That is the amortization of operating lease of Right-of-use assets regarding office lease under the new accounting of rule under ASC842 (and similar to IFRS 16).

Balance sheet

1.Could you share what is included in deferred income? There was a sizable jump from usd254k in 4q20 to usd815k in 1q21 and I’m trying to understand why.

Reply: Deferred income increased mainly attributed to a sales advance received and performed in first quarter 2021, but the client yet to provide us Purchase Order to issue relevant Sales Invoice due to the customer internal personnel change, which approximately to US$ 576,000.

Company Overview / Summary

1.Were there any covid related subsidies received by the company in Hong Kong, China, Malaysia or Philippines? I didn’t see any line items in the financials, but would think the company would have been eligible for assistance.

Reply: That part included in the other income, which is under the name “VAT refund”. If there are any subsidy further, we will rename it as government subsidy if the amount is substantial.

To summary, we got HK$ 422,340 subsidies from Hong Kong operation.

2.Could you share who owns the 49% interest in Vei Hunan & Shanghai Zhaonan Hengan Information Technology? Is the fellow owner a related party?

Reply:

长沙心而惟信息科技有限公司 owns 49% of Value Exchange Int’l (Hunan) Limited.

上海南岸药妆科技发展有限公司 own 49% of Shanghai Zhaonan Hengan Information Technology Co., Limited.

These companies are the third-party cooperation partners of VEII.

3.It looks like the revenue run rate in 1q21 has returned to levels seen in 2019. With that in mind, was the 2020 revenue an anomaly for the company?

Reply: The revenue from systems development and integration with revenue decreasing from $6,210,065 for the three months ended March 31, 2020, which is a one-off sales.

Value Exchange International Group
- Investor's Presentation (17.06.2021)

© 2019 Value Exchange International All Rights Reserved

AGENDA

- VEII & VEIL Company Overview
- Core Business Model
- Digital Business Model

© 2019 Value Exchange International All Rights Reserved

WHO ARE VEII

- Part of the US Listed Group (OTCMKTS:VEII)

- Operates 2 major entities:
  - Value Exchange International China (Core Business) is one of the leading IT solution providers in the Asia Pacific region

  - Value Exchange International Limited (Digital Business) is an innovative Digital O2O / Omni-channel solution providers in Hong Kong – *associated company*

© 2019 Value Exchange International All Rights Reserved

VEII HIGHLIGHTS

Solutions

run in 100,000+ Point-Of-Interaction region-wide

(Cover over 30% of Hong Kong and Philippines retail markets)

Staff

around 250+ headcounts

in Hong Kong, Shenzhen, Guangzhou, Shanghai, Beijing, Changsha, Manila, Singapore, Kuala Lumpur and Bangkok

Technology

strong in Back-end Systems and IoT Devices integrations

Services

7x24x365 Cantonese/Putonghua and 7x18x365 English speaking Helpdesk

© 2019 Value Exchange International All Rights Reserved

VEII & VEIL BUSINESS STRUCTURE



VEII
(OTCMKTS:VEII)
CORE (RETAIL) Business
Helpdesk HW & SW Support
NSO & IMAC Services
Integration Services
Professional Services
VEIL
(Associated Co.)
DIGITAL Business / Contract Vehicle
Fintech
Retail Analytics
Smart Signage
Smart ID / IoT
e-Commerce Platform
Fleet Management
(Uber Alike Service for Disabled & Old Aged)
Locational Technologies

© Value Exchange International , 2021. All rights reserved

CORE BUSINESS CLIENTS

HK, China and Macau

- A.S. Watson Group
- PCCW 電訊盈科
- watsons water
- FUJITSU
- watsons
- AISINO WINCOR
- NCR
- PARK'N SHOP
- Diebold Nixdorf
- hp
- wellcome
- FORTRESS
- Watson's Wine
- RALPH LAUREN

Asia

- HANDYMAN
- Toys"R"Us
- WAREHOUSE
- True Value
- RIVER ISLAND
- Miss Selfridge
- SHISEIDO
- benefit
- Robinsons Supermarket
- Robinsons Department Store
- BEN SHERMAN
- BURTON MENSWEAR
- ROBINSONS RETAIL HOLDINGS, INC.
- Shana
- NCR
- howards
- MINI STOP
- TOPMAN TOPSHOP
- Robinsons Appliances

© Value Exchange International , 2021. All rights reserved

VEII REVENUE vs PROFIT (Year-on-Year)



2019
$73.90M
$1.39M
(Audited)

2020
$169.38M
$1.51M
(Audited)

2021-Q1
$17.69M
$3.05M
(Un-audited)

2021-Q2
$M
$M
(Un-audited)

2021-Q3
$M
$M
(Un-audited)

2021-Q4
$M
$M
(Un-audited)

[ALL in HKD]

© 2019 Value Exchange International All Rights Reserved

DIGITAL BUSINESS CLIENTS

HK, China and Macau

© Value Exchange International, 2021. All rights reserved

STRATEGIC PARTNERSHIP

CORE BUSINESS

NCR
FUJITSU
ADVANTECH
DIEBOLD NIXDORF
Honeywell

DIGITAL BUSINESS

微信支付 WeChat Pay
HKT
支付宝 ALIPAY
GCash
PayMaya
Adobe
sitecore
APPTEC360 Enterprise Mobility Management
ACQUIA

© Value Exchange International , 2021. All rights reserved

VEI

SOLUTION PROFILE

Combining the strength and synergy of Core Business and Digital Business


Industries
Retail
Smart ID
Fintech
Fleet Management
IT Service Management
Customer Requirements / Product Design
HW Products
Kiosk / SCO
Multimedia Display & Signage
Smart Vending Machine
Android / iOS Devices
Smart Shelf
POS
POS / Mobile Printer
Smart IDs
SW Products
mPOS
Loss Prevention
SCO
eKS
Online Shopping
ePCS
Fintech
Financial Framework
Centralized Financial Server
OTRS
eDMS
ePDS
Services
Helpdesk
Hardware & Software Support
New Store Opening (NSO)
Installation, Move, Addition & Change (IMAC)
PS
Implementation
SA&D
SIT
UAT
Rollout
PM
Dev.
Design
Development
UT
PMO, Partner
HD, L1: Service , L2 : PM/PS, L3 : Dev.

© Value Exchange International , 2021. All rights reserved

WHAT VEII DO

Core Business Model



© Value Exchange Int'l, 2021. All rights reserved

CORE BUSINESS

Business Model Ensuring Significant and Sustainable Sources of Revenue Streams


Store IT Outsourcing Service
Store Managed Service
Managed POS
Managed Desktop
Managed Svr & NW
Managed Print Svc
Managed Total Store
Maintenance & Support
Remote/ Onsite service
Software Rollout
Logistics / IMAC/R service
Project Management
Service Management Center Service
IT Helpdesk
Incident Mgmt
Problem Mgmt
SLA Mgmt
New Store Opening
POS System
ICT Infra
3rd Party System
Training
Project Management
ICT Monitoring Service
Wincor Nixdorf eServices Platform®
ITIL Process & Standard

© Value Exchange International, 2021. All rights reserved

RETAIL TECH ROADMAP

The Total Retail Solution



Scan & Go
Kiosk / SCO
O2O
CRM
Traffic Analytics
mPOS / vPOS
CAM-Hotspot
Loss Prevention
CAM-People Counter
Passing-by
Anonymous Visitor
Visitor
SVM
CAM-Hotspot
Fast Food
Supermarket

© Value Exchange International, 2021. All rights reserved

REFERENCES

Service provider (20+ years) for one of the world largest multi-format retailers covering 27 markets including China, Hong Kong, Macau, Taiwan, Singapore, Malaysia and Philippines.

Services included:

<u>Helpdesk & Maintenance</u>

- 7*24 Helpdesk (over 1 million tickets annually)
- Hardware support
- Software support
- Preventive maintenance

<u>Ad-hoc</u>

- NSO – 500+ / annually
- IMAC – 700+ / annually
- Hardware / Software Upgrades (e.g., Windows 10 upgrades in 2019-20 for over 4000+ stores in CN)

A.S. Watson Group

End-user name: A.S. Watson Group
Headquarters: Hong Kong SAR
Founded: 1841
URL: http://www.aswatson.com
Retail formats: 12
Markets: 27
Outlets: 16000+
Employees: 130000+
POS terminals: 100000+
In-store servers: 32000+

@2020 All Rights Reserved. M800 Confidential.

REFERENCES

One of the key SmartPLAY project solution providers for the Leisure and Cultural Services Department (LCSD) of the Government of Hong Kong

Services:

Professional

- Project Management
- Installation & setup

Hardware:

- Octopus terminal
- HK Smart ID Reader
- Credit Card EFT Terminal

Helpdesk & Maintenance

- 7*24 Helpdesk service to internal as well as public users
- Hardware support
- Software support
- Preventive maintenance

Aisino

End-user name: Leisure and Cultural Services Dept
Headquarter: the Hong Kong SAR Government
Founded: 2000
URL: https://www.lcsd.gov.hk/tc/index.html
facilities (Hong Kong SAR): 1700+
Staff : 10000+
Kiosk (3S/ CID): 300+ / 200+

@2020 All Rights Reserved. M800 Confidential.

CID


Industrial PC
LED Clock
Floor Switch
Door Magnetic Sensor
Key Lock
Fiber Tray
Speaker
LED Indicator
10" Touch Screen
Temperature Sensor
Power Supply Unit
LED Indicator
Vibration Sensor
Hong Kong Smart Identity Card Reader
Key Lock

3S


Speaker
32’ Touch Screen
Credit Card EFT Terminal
Scanner
Octopus Vending Kit
Hong Kong Smart Identity Card Reader
Slip Printer
Fan
Temperature Sensor
Industrial PC
Power Supply Unit
Door Magetic Sensor
Key Lock
Vibration Sensor
Floor Switch,Fiber Tray

WHAT VEIL DO

Digital Business Model



VEI

© Value Exchange International 2019. All rights reserved

RETAIL TECH IoT SUITE

Wide Range of IoT Self-Services Offerings


2017
2019

Launched

- SCO v1.0 (Windows)

Launched

- Moneyback v2.0 (Android)
- Digital Payment (Alipay, Android Pay, etc.,)

Launched

- SCO v2.0 (Windows)
- Document Management System (DMS)
- Smart ID
- Fleet Management

On-Going

- SCO v3.0 (Dual O/S i.e. Windows & Android)
- Smart Vending Machine (Windows)

New Products

- Intelligent Digital Signage (Android)
- Smart Shelf
- People Counter & Hot Spot
- Facial Recognition
- Loss Prevention
- Entry/Exit Barrier
- Web Content Mgt
- Retail Intelligence

© Value Exchange International, 2021. All rights reserved

REFERENCES

Solution provider for Hong Kong 1st web-based self-service eggs vending machine. The client is a start-up in Hong Kong, will promote this innovative idea to other countries in future.

Services included:

Procurement

- Smart Vending Machine

Ad-hoc

- NSO – 100+
- IMAC – N/A
- Hardware / Software Upgrades

Helpdesk & Maintenance

- 7*24 Helpdesk
- Hardware support
- Software support
- Preventive maintenance

Benefits

- Eggs, one of the most popular products
- 24 hours self-service
- Convenient
- Analytics

香港越樂食品智能科技公司
Hong Kong Yuele Food Intelligent Technology Co.

End-user name: Hong Kong Yuele Food Intelligent Technology Co.
Headquarters: Hong Kong SAR
Founded: 2021
Outlets: 100+
Countries: 1
Employees: 5+
Smart Vending Machine: 100+
Product: Eggs

FINTECH SOLUTION


PAY
SALE
24
%

© Value Exchange International, 2021. All rights reserved

VEI

REFERENCES

Fintech solution provider for the largest Health & Beauty retailer in the world covering China, Hong Kong, Macau, Taiwan, Singapore, Malaysia, Thailand and Philippines.

Services included:
Development

- E-Payment platform for all Asian countries
- Integration with Watsons' mobile app

Company name: Watson's The Chemist
Headquarters: Hong Kong SAR
Founded: 1841
URL: http://www.aswatson.com
Outlets: 4000+
Staff (Worldwide): 130000+
POS terminals / mobile POS: 10000+ / 6000+
In-store servers (China): 8,000+

Business Intelligence

Griffin Analytics



© Value Exchange International , 2021. All rights reserved

REFERENCES

Working with The Hong Kong Polytechnic University and developed a system called Griffin Analytics for business analytics.

Griffin report includes:

- RFM Analysis
- Market Basket Analysis
- Customer Lifetime Value
- Recommendation System

Griffin key benefits:

- Predict profitable customer segments
- Recommend products for cross-selling and upselling
- Design loyalty programs
- Understand customer status level
- Easy to understand; need not to hire any statisticians

End-user: Kee Wah Bakery
Headquarter: Hong Kong SAR
Founded: 1938
URL: https://keewah.com/hk
Outlets (Asia, North America): 100+
Employees: 200+
Specialties: Mooncakes, Chinese Bridal Cakes, Traditional Chinese Pastries.

FLEET MGMT SOLUTION


Expense Log
Multiple User Group
Safety Monitoring
Auto Scheduling
Notification
Time Sensitivity Booking
Vehicle Maintenance
Geofence
Environmentally Friendly
GPS Tracking
Management Reports
Analytics and Dashboard
For managing any type of fleet from any device

© Value Exchange International , 2021. All rights reserved

REFERENCES

Provides state-of-the-art solution to the largest NGO that specialize in the provision of rehabilitation services to the Hong Kong public

Services included:

Fleet Management

- "Uber" alike booking & fees calculation
- Scheduling
- Advanced Driving Assistance System (ADAS) to enhance road safety

Helpdesk & Maintenance

- 7*24 Helpdesk
- Hardware support
- Software support
- Preventive maintenance

香港復康會
The Hong Kong Society for Rehabilitation

End-user name: The Hong Kong Society for Rehabilitation
Headquarters: Hong Kong SAR
Founded: 1959
URL: http://www.rehabsociety.org.hk
Sites: 30+
Attendances: 1.3M/annually
Members: 130000+
Vehicles 150+

Locational Technology

1st Smart B2C Baggage Tag


Taiwan
Taoyuen
TAGConnect
Shanghai
Pudong
Philippine
Cebu
Manila
Clark
Hong Kong
HKIA
Airport
SVA
RFID Reader
Security Zone
Arrival Hall
Airport Entrances / Exits

© Value Exchange International , 2021. All rights reserved

Thank You



VEII
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